Exhibit 99.1

             PPT VISION, Inc. Announces Warrant Exercise Results



  75% of Outstanding Warrants Exercised Resulting in Nearly $1.2 Million In

                                Gross Proceeds



    MINNEAPOLIS, Oct. 6 /PRNewswire-FirstCall/ -- PPT VISION, Inc.

(Nasdaq: PPTV), announced today that 75% of the outstanding warrants issued as part of the May 2002 Shareholder Rights Offering were exercised prior to the

September 30, 2003 expiration date.  Specifically, warrants to purchase

1,688,705 shares were exercised resulting in gross proceeds of $1,182,000.  As previously indicated, PPT VISION will use the cash for working capital and general corporate purposes.

    "I am very pleased with the strong showing of support that our shareholders have provided to PPT VISION," stated Mr. Joseph C. Christenson,

President of PPT VISION, Inc.  "We believe that this sends a strong signal to our customers and our dedicated employees that our shareholders believe in our mission and in the Company's long term prospects."



    PPT VISION, Inc. develops and markets 2D and 3D machine vision-based automated inspection systems for manufacturing applications.  Machine vision-based systems enable manufacturers to realize significant economic paybacks by increasing the quality of manufactured parts and improving the productivity of manufacturing processes. The Company's 2D and 3D machine vision product lines are sold on a global basis to original equipment manufacturers (OEMs), system integrators, machine builders, and end-users,

primarily in the electronic and semiconductor component, automotive, medical device, and packaged goods industries.  The Company's SpeedScan 3D(TM) sensor product incorporates PPT VISION's patented high-speed Scanning Moire

Interferometry(TM) technology.  The Company's Common Stock trades on the

Nasdaq Small Cap Market tier of The Nasdaq Stock Market under the symbol PPTV.

For more information, please see the PPT VISION, Inc. web site at

www.pptvision.com .



    Forward Looking Statements

    The discussion above contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's expectations, beliefs, intentions and strategies regarding the future.  Forward-looking statements include, without limitation, statements regarding the extent and timing of future revenues and expenses and customer demand.  All forward-looking statements included in this document are based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any such forward-looking statements.  The Company's actual results are subject to risks and uncertainties and could differ materially from those discussed in the forward-looking statements.  These statements are based upon the Company's expectations regarding a number of factors, including the Company's ability to obtain additional working capital if necessary to support its operations, the success of the Company's new IMPACT machine vision micro-system, changes in worldwide general economic conditions, cyclicality of capital spending by customers, the Company's ability to keep pace with technological developments and evolving industry standards, worldwide competition, and the Company's ability to protect its existing intellectual property from challenges from third parties.  A detailed description of the factors that could cause future results to materially differ from the Company's recent results or those projected in the forward-looking statements are contained in the section entitled "Description of Business" under the caption "Important Factors

Regarding Forward-Looking Statements" contained in its filing with the

Securities and Exchange Commission on Form 10-KSB for the year ended October

31, 2002 and other reports filed with the Securities and Exchange Commission.



SOURCE  PPT VISION, Inc.

    -0-                             10/06/2003

    /CONTACT:  Timothy C. Clayton, Chief Financial Officer of PPT VISION,

Inc., +1-952-996-9500, ir@pptvision.com , or fax, +1-952-996-9501/

    /Web site:  http://www.pptvision.com /

    (PPTV)



CO:  PPT VISION, Inc.

ST:  Minnesota

IN:  CPR PEL

SU:  OFR